UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2020

SANUWAVE Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
(Address of Principal Executive Offices, and Zip Code)

(770) 419-7525
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SNWV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Definitive Material Agreement

On June 5, 2020, the Company entered into a securities purchase agreement with LGH Investments, LLC (the “Investor”), pursuant to which the Company issued to the Investor a promissory note in the original principal amount of $1,210,000, warrants to purchase 1,000,000 shares of common stock and 200,000 restricted shares of common stock of the Company (the “Inducement Shares”). In exchange for the promissory note and warrants, the Company received an aggregate payment of $1,100,000. The promissory note includes a one-time interest charge of 8%. The maturity date of the promissory note is February 5, 2021. The promissory note provides that it is convertible at any time into common stock at a conversion price equal to $0.25 per share of common stock. The warrants have an exercise price of $0.35 per share and have a term of five years. The warrants may be exercised on a cashless basis if there is no effective registration statement registering the resale of the shares underlying the warrants at any time after the earlier of the six-month anniversary of the date of the securities purchase agreement and the completion of the then-applicable holding period required by Rule 144 of the Securities Act of 1933, as amended. The exercise price and number of shares subject to purchase under the warrants are subject to full-ratchet adjustment upon the occurrence of certain dilutive issuances as set forth in the warrants. With respect to the Inducement Shares, in the event the Company’s share price has declined on the date on which the Investor seeks to have the restricted legend removed on such shares, the Company agrees to issue the Investor additional shares such that the aggregate value of the Inducement Shares equals the aggregate value of the Inducement Shares as of June 5, 2020.

The foregoing descriptions of the terms of the securities purchase agreement, promissory note and warrants does not purport to be complete and are qualified in their entirety by reference to the full text of the securities purchase agreement, promissory note and warrants attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 with respect to issuance of the promissory note is hereby incorporated by reference into this Item 2.03.

Item 3.02.    Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the promissory notes and warrants is incorporated by reference into this Item 3.02. The promissory notes and warrants issued to the Investor were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of June 5, 2020, by and between the Company and LGH Investments, LLC

10.2	Convertible Promissory Note, dated as of June 5, 2020, issued by the Company to LGH Investments, LLC

10.3	Common Stock Purchase Warrant, dated as of June 5, 2020, issued by the Company to LGH Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: June 11, 2020	By:	/s/ Lisa E. Sundstrom
Name: Lisa E. Sundstrom
Title: Chief Financial Officer

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